                          SCHEDULE 14A (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                             --------------------

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              INFOSPACE.COM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                         [LOGO OF INFOSPACE.COM, INC.]

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 3, 2000

                               ----------------

TO THE STOCKHOLDERS:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of InfoSpace.com, Inc., a Delaware corporation (the "Company"), will be held on April 3, 2000 at 9:30 a.m., local time, at the offices of the Company, 15375 N.E. 90th Street, Redmond, Washington 98052, for the following purposes:

  1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to change the name of the Company from "InfoSpace.com, Inc." to "InfoSpace, Inc." and

  2. To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 900,000,000 shares.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on March 15, 2000 are entitled to notice of and vote at this meeting.

   All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the meeting may vote in person even if he or she returned a proxy. However, if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Ellen B. Alben

                                          Ellen B. Alben
                                          Senior Vice President, Legal and
                                          Business Affairs and Secretary

Redmond, Washington
March 20, 2000

                              INFOSPACE.COM, INC.
                             15375 N.E. 90th Street
                               Redmond, WA 98052
                                 (425) 602-0600

                               ----------------

            PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

                               ----------------

                                  INTRODUCTION

   The enclosed Proxy is solicited on behalf of the Board of Directors of InfoSpace.com, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Monday, April 3, 2000 at 9:30 a.m., local time, at the Company's principal executive offices, which are located at 15375 N.E. 90th Street, Redmond, Washington 98052, or at any adjournment thereof, for the purposes of submitting for stockholder approval two amendments (the "Amendments") to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to (i) change the name of the Company from "InfoSpace.com, Inc." to "InfoSpace, Inc." and (ii) increase the number of authorized shares of Common Stock from 200,000,000 shares to 900,000,000 shares.

   The Company intends to mail this proxy statement and accompanying proxy card on or about March 20, 2000 to all stockholders entitled to vote at the Special Meeting.

   If either or both of the Amendments are approved at the Special Meeting, the Company anticipates that it will file an amended Certificate of Incorporation with the Delaware Secretary of State on or about April 4, 2000 to give effect to such approval(s).

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

   Stockholders of record at the close of business on March 15, 2000 (the "Record Date") are entitled to notice of and vote at the Special Meeting. At the Record Date, 112,659,658 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and held of record by approximately
397 stockholders and one share of preferred stock was outstanding and held of record by one stockholder.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (attention:
Ellen B. Alben, Senior Vice President, Legal and Business Affairs and Secretary) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Quorum and Vote Required

   The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of the Company's Common Stock and Preferred Stock (the "Voting Capital Stock") issued and outstanding on the Record Date, accounted for together as a single class. The affirmative vote of the holders of a majority of the outstanding shares of Voting Capital Stock entitled to vote at the Special Meeting is necessary for approval of each of the Amendments. Each holder of Common Stock is entitled to one vote for each share held, and the holder of Preferred Stock is entitled to 460,398 votes for the share it holds. All of the votes held by the holder of Preferred Stock are entitled to be voted at the direction of holders of Exchangeable Shares of the Company's subsidiary, InfoSpace.com Canada Holdings Inc., which are at any time exchangeable into, and carry voting rights equivalent to, the Company's Common Stock.

Abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or the bank voting instructions as to such shares) with respect to approval of an Amendment effectively count as votes against approval of such Amendment.

Solicitation

   The attached Proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. In addition, the Company may retain the services of one or more firms to assist in the solicitation of proxies, and may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.

                                PROPOSAL NO. 1:

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO

                      CHANGE THE NAME OF THE COMPANY

Proposed Amendment to Article 1 of the Certificate of Incorporation

   The Certificate of Incorporation currently specifies that the name of the Company is "InfoSpace.com, Inc." On February 10, 2000, the Company's Board of Directors adopted a resolution, subject to stockholder approval, to amend
Article 1 of the Certificate of Incorporation to change the name of the Company to "InfoSpace, Inc."

   The Board of Directors has adopted resolutions setting forth the proposed amendment to Article 1 of the Certificate of Incorporation, the advisability of the proposed amendment, and a call for submission of the proposed amendment for approval by the Company's stockholders at the Special Meeting. If approved by Company stockholders, Article 1 of the Certificate of Incorporation would be amended in its entirety to read as follows:

   "The name of the corporation is InfoSpace, Inc."

Purpose and Effect of the Proposed Amendment

   The Board of Directors believes that it is in the Company's best interest to change the Company's name from "InfoSpace.com, Inc." to "InfoSpace, Inc." The Board of Directors believes that companies with ".com" as part of their name reflect the nature of these companies as providers of services or content to consumers or businesses over the World Wide Web. The Board of Directors believes that the Company has grown to provide services to an expanded group, including merchants, providers of wireless devices and providers of services for wireless devices, in addition to providing services to Web sites. Therefore, the Board of Directors believes that changing the Company's name will more accurately reflect both the Company's current business as well as its strategy to offer its services to consumers, merchants and service providers beyond those on the World Wide Web.

Recommendation of the Board

   The Board of Directors has adopted and approved the proposed amendment to
Article 1 of the Certificate of Incorporation, subject to the requisite approval by the Company's stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, is required to adopt the proposed amendment to Article 1. The Board of Directors of the Company has considered the proposed amendment and recommends that the Company's stockholders adopt the proposed amendment to Article 1 of the Certificate of Incorporation as set forth in this Proxy Statement.

                              PROPOSAL NO. 2:

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO

            INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Proposed Amendment to Article 4 of the Certificate of Incorporation

   The Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock. On January 21, 2000, the Company's Board of Directors adopted a resolution, subject to stockholder approval, to amend Article 4 of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 900,000,000 shares.

   The Board of Directors has adopted resolutions setting forth the proposed amendment to the first sentence of Article 4 of the Certificate of Incorporation, the advisability of the proposed amendment, and a call for submission of the proposed amendment for approval by the Company's stockholders at the Special Meeting. If approved by Company stockholders, the first sentence of Article 4 of the Certificate of Incorporation of the Company would be amended to read as follows:

   "The total authorized capital stock of the corporation shall consist of 900,000,000 shares of Common Stock having a par value of $.0001 per share and 15,000,000 shares of Preferred Stock having a par value of $.0001 per share."

Purpose and Effect of the Proposed Amendment


   The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that it is authorized to issue in order to allow the Company to effect a two-for-one stock split in the form of a stock dividend. The Board of Directors also believes that the availability of additional authorized but unissued shares will provide it with the flexibility to issue Common Stock for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans.

   The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares to effect a two-for-one stock split in the form of a stock dividend and should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

   Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

   The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Recommendation of the Board

   The Board of Directors has adopted and approved the proposed amendment to
Article 4 of the Certificate of Incorporation, subject to the requisite approval by the Company's stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, is required to adopt the proposed amendment to Article 4. The Board of Directors of the Company has considered the proposed amendment and recommends that the Company's stockholders adopt the proposed amendment to Article 4 of the Certificate of Incorporation as set forth in this Proxy Statement.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 29, 2000, as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each person who served as Chief Executive Officer of the Company in 1999, (iv) the three other most highly compensated executive officers of the Company in 1999, and (v) all directors and executive officers as a group. In calculating the percentage ownership of each person in the table below, we have included the outstanding Exchangeable Shares of the Company's subsidiary, InfoSpace.com Canada Holdings Inc., as outstanding shares of Common Stock.

                                                        Number of    Percentage
                                                          Shares     of Shares
                                                       Beneficially Beneficially
Name and Address of Beneficial Owner                     Owned(1)    Owned (%)
------------------------------------------------------ ------------ ------------
Naveen Jain (2).......................................  31,866,556      29.3%
 c/o InfoSpace.com, Inc.
 15375 N.E. 90th Street
 Redmond, WA 98052
Acorn Ventures-IS, LLC (3)............................  10,108,173       8.8%
 1309 114th Avenue S.E.
 Suite 200
 Bellevue, WA 98004
Pilgrim Baxter & Associates (4).......................   7,264,000       6.7%
 825 Duportail Road
 Wayne, PA 19087
Putnam Investments, Inc. (5)..........................   6,913,706       6.4%
 One Post Office Square
 Boston, MA 02109
Ellen B. Alben (6)....................................     165,992         *
Michael Kantor (7)....................................     162,944         *
Rufus W. Lumry, III (8)...............................  10,108,537       8.8%
John E. Cunningham, IV (9)............................     481,159         *
Gary C. List (10).....................................     112,250         *
Peter L. S. Currie (11)...............................      63,455         *
Carl Stork (12).......................................     205,000         *
Bernee D. L. Strom (13)...............................     931,409         *
David House...........................................         265         *
All directors and executive officers as a group
 (13 persons) (14)....................................  44,105,158      37.9%

--------
  *  Less than 1%
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

 (2) Represents 18,703,920 shares of Common Stock held in the name of Naveen and Anuradha Jain, 3,999,302 shares of Common Stock held by the Jain Family Irrevocable Trust, 3,971,042 shares of Common Stock held by Naveen Jain GRAT No. 1, 3,971,042 shares of Common Stock held by Anuradha Jain GRAT No. 1, 200,000 shares subject to options exercisable by Naveen Jain within 60 days of February 29, 2000, and 1,021,250 shares subject to options exercisable by Anuradha Jain within 60 days of February 29, 2000. Anuradha Jain is Mr. Jain's spouse.

 (3) Includes 6,875,104 shares of Common Stock issuable upon exercise of warrants currently exercisable, 15,664 shares of Common Stock held by Rufus W. Lumry, III, and 40,000 shares of Common Stock held by Mr. Lumry subject to options exercisable within 60 days of February 29, 2000. Mr. Lumry is the principal stockholder, sole director and President of Acorn Ventures, Inc., the sole member of Acorn Ventures-IS, LLC.

 (4) As of December 31, 1999, based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 7, 2000, and adjusted to give effect to a two-for-one stock split effected by the Company on January 4, 2000.

 (5) As of December 31, 1999, based on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2000, and adjusted to give effect to a two-for-one stock split effected by the Company on January 4, 2000. Consists of 6,688,706 shares beneficially owned with shared dispositive power by Putnam Investment Management, Inc. and 225,000 shares beneficially owned with shared dispositive power by The Putnam Advisory Company, Inc. (with shared voting power over 43,300 of these shares), which are registered investment advisors and wholly owned by Putnam Investments, Inc. Putnam Investments, Inc. is a wholly owned subsidiary of Marsh & McLennan Companies, Inc.

 (6) Includes 44,847 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000.

 (7) Includes 103,412 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000.

 (8) Includes 40,000 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000, and shares beneficially owned by Acorn Ventures-IS, LLC. See note (3) above.

 (9) Includes 45,000 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000, and 78,752 shares of Common Stock held by Clear Fir Partners, LP. Mr. Cunningham is the President of Clear Fir Partners, LP.

(10) Includes 45,000 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000.

(11) Includes 45,000 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000.

(12) Includes 45,000 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000.

(13) Includes 344,745 shares of Common Stock subject to options exercisable within 60 days of February 29, 2000.

(14) Includes 8,813,916 shares of Common Stock subject to options and warrants exercisable within 60 days of February 29, 2000.

               DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

   Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. The deadline for receipt of stockholder proposals for inclusion in the Company's proxy statement and form of proxy relating to the Company's 2000 Annual Meeting of Stockholders was December 27, 1999. Stockholder proposals for inclusion in the Company's proxy statement and form of proxy relating to the Company's 2001 Annual Meeting of Stockholders must be received by approximately December 27, 2000. The precise deadline for receipt of stockholder proposals for inclusion in the Company's proxy materials for its 2001 Annual Meeting of Stockholders will be specified in the proxy statement for the Company's 2000 Annual Meeting of Stockholders.

   In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made by: (i) the Board of Directors or (ii) any stockholder entitled to vote who has delivered written notice to the Secretary of the Company not fewer than 60 days nor more than 90 days in advance of the annual meeting (or, with respect to an election of directors to be held at a special meeting, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. In the event that less than 60 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholders must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The Company's Bylaws also provide that the only business that shall be conducted at an annual meeting is business that is brought before such meeting:
(i) by or at the direction of the Board of Directors, or (ii) by any stockholder entitled to vote who has delivered written notice to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the annual meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 60 days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his or her proposal at such meeting, the Company need not present the proposal for a vote at such meeting. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to InfoSpace.com, Inc., 15375 N.E. 90th Street, Redmond, WA 98052,
Attention: Secretary.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Ellen B. Alben

                                          Ellen B. Alben
                                          Senior Vice President, Legal and
                                          Business Affairs and Secretary

Redmond, Washington
March 20, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                              INFOSPACE.COM, INC.
                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 3, 2000


     The undersigned stockholder(s) of InfoSpace.com, Inc., a Delaware corporation, hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated March 20, 2000, and hereby appoints Ellen B. Alben and Tammy D. Halstead, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of InfoSpace.com, Inc. to be held April 3, 2000, at 9:30 a.m., Pacific Standard Time, at the offices of InfoSpace.com, Inc., 15375 N.E. 90th Street, Redmond, Washington 98052, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

             CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE

                THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL 1

1. Proposal to amend InfoSpace.com, Inc.'s Amended and Restated Certificate of Incorporation to change the name of InfoSpace.com, Inc. to InfoSpace, Inc.

[ ]    FOR                    [ ]     AGAINST                [ ]    ABSTAIN

2. Proposal to amend Infospace.com, Inc.'s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 200,000,000 shares to 900,000,000 shares

[ ]    FOR                    [ ]     AGAINST                [ ]    ABSTAIN

and in their direction, upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. If any other matters properly come before the meeting, the persons named in this proxy will vote, in their discretion.


Dated                                   PLEASE SIGN exactly as your name
                                        appears at left. Joint owners
                                        should each sign.  Executors,
                                        administrators, trustees, etc.,
                                        should so indicate when signing.  If
                                        signer is a corporation,
-------------------------------------   please sign full name by duly
Signature(s) of Stockholder(s) in Box   authorized officer.




                            Address change? Mark box [ ] Indicate change at left